UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2020

Genesis Healthcare, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33459	20-3934755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 East State Street Kennett Square, PA	19348
(Address of Principal Executive Offices)	(Zip Code)

(610) 444-6350

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	GEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Genesis Healthcare, Inc., a Delaware corporation (the “Company”), was held on June 3, 2020.  At the Annual Meeting, stockholders approved the Company’s 2020 Omnibus Incentive Plan (the “Omnibus Incentive Plan”), which had been previously approved by the Company’s Board of Directors subject to stockholder approval.

The total number of new shares of Class A common stock of the Company reserved for issuance under the Omnibus Incentive Plan is 3,500,000.  The material terms of the Omnibus Incentive Plan are described under “Proposal 3 – Approval of Our 2020 Omnibus Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on
April 24, 2020 (the “Proxy Statement”). This description of the Omnibus Incentive Plan is incorporated herein by reference.

The description of the material terms of the Omnibus Incentive Plan is qualified in its entirety by reference to the full text of the Omnibus Incentive Plan, which is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved proposals to amend the Company’s Third Amended and Restated Certificate of Incorporation (as amended, the “Fourth Amended and Restated Certificate of Incorporation”) to (i) declassify the board of directors and (ii) lower the stock ownership threshold required to call a special meeting of stockholders.   On June 4, 2020, the Company filed with the Secretary of State of the State of Delaware the Fourth Amended and Restated Certificate of Incorporation, which became effective immediately.

Following the above-described stockholder approval of the Fourth Amended and Restated Certificate of Incorporation, the Company amended its Second Amended and Restated Bylaws (as amended, the “Third Amended and Restated Bylaws”) to reflect the aforementioned changes.

The foregoing descriptions of the Fourth Amended and Restated Certificate of Incorporation and the Third Amended and Restated Bylaws are qualified in their entirety by reference to the full text of the Fourth Amended and Restated Certificate of Incorporation and the Third Amended and Restated Bylaws, which are filed as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.07Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on six proposals, as described below. Each of the proposals was described in detail in the Proxy Statement.    At the close of business on April 6, 2020 (the record date for voting at the Annual Meeting), there were 164,810,488 shares of the Company’s stock outstanding and entitled to vote  (108,163,948 shares of Class A common stock, 744,396 shares of Class B common stock and 55,902,144 shares of Class C common stock).  The vote totals noted below are final voting results.

Proposal 1

The Company’s stockholders elected three Class III directors, with each to serve a three-year term expiring at the Company’s 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal. There were no abstentions for Proposal 1.

Name	Votes For	Votes Withheld	Broker Non-Votes
James H. Bloem	99,463,295	1,160,155	39,785,031
John F. DePodesta	99,460,295	1,163,155	39,785,031
Terry Allison Rappuhn	90,462,741	10,160,709	39,785,031

Proposal 2

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
89,721,710	10,821,686	80,054	39,785,031

Proposal 3

The Company’s stockholders approved the Company’s 2020 Omnibus Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
89,466,070	10,656,023	501,357	39,785,031

Proposal 4

The Company’s stockholders approved the Company’s Fourth Amended and Restated Certificate of Incorporation to declassify the board of directors:

Votes For	Votes Against	Abstentions	Broker Non-Votes
99,110,821	1,476,560	36,069	39,785,031

Proposal 5

The Company’s stockholders approved the Company’s Fourth Amended and Restated Certificate of Incorporation to lower the stock ownership threshold required to call a special meeting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
99,092,409	1,502,497	28,544	39,785,031

Proposal 6

The Company’s stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, as follows:

Votes For	Votes Against	Abstentions
137,436,280	2,932,871	39,330

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
3.1	Fourth Amended and Restated Certificate of Incorporation of Genesis Healthcare, Inc.
3.2	Third Amended and Restated Bylaws of Genesis Healthcare, Inc.
10.1	2020 Omnibus Incentive Plan of Genesis Healthcare, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2020	GENESIS HEALTHCARE, INC.
By: /s/ Michael S. Sherman
Michael S. Sherman Senior Vice President, General Counsel, Secretary and Assistant Treasurer

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